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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 6, 2001
                            -------------------------
                        Date of Report (Date of earliest

                                 event reported)

                               IMMUNEX CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Washington                    0-12406                    51-0346580
----------------------------    ---------------------        -------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)

                51 University Street, Seattle, Washington 98101
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (206) 587-0430
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
         -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

      On November 6, 2001, Immunex Corporation entered into agreements with American Home Products Corporation and its affiliates, or together AHP, related to both the transfer of ownership of a biopharmaceutical manufacturing facility from AHP to Immunex and the manufacture, supply, inventory, and allocation of supplies of ENBREL(R) (etanercept) throughout the world. The manufacturing facility, which Immunex and AHP have worked together to retrofit to accommodate the commercial production of ENBREL bulk drug, is located in West Greenwich, Rhode Island. In order to transfer ownership of the manufacturing facility, AHP has agreed to sell, and Immunex has agreed to purchase, all of the outstanding shares of Greenwich Holdings, Inc., the AHP subsidiary which is currently the sole owner of the facility. The aggregate purchase price for these shares is expected to total more than $450 million in cash, an amount which will include the purchase price paid by AHP for the facility in 1999, AHP's costs of retrofitting the facility and an agreed interest component. Subject to the conditions set forth in the purchase agreement (including receipt of required regulatory approvals and other customary closing conditions), the share transfer is scheduled to occur on or about January 1, 2002. In addition, Immunex and AHP have agreed to collaborate regarding the manufacture, inventory, and allocation of defined supplies of ENBREL produced at the Rhode Island facility, as well as particular supplies of ENBREL produced by either the current third party manufacturer or AHP at a manufacturing facility AHP is in the process of constructing in Ireland.

      Copies of the purchase agreement related to the transfer of the facility and the collaboration and global supply agreement are attached to this current report as Exhibits 10.1 and 10.2. A copy of the press release related to the transfer of the facility is attached to this current report as Exhibit 99.1. This summary of the transaction is qualified in its entirety by reference to copies of the actual transaction agreements, which are attached as exhibits to this current report.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

      10.1* Purchase Agreement, dated November 6, 2001, by and among American
            Home Products Corporation, AHP Subsidiary Holding Corporation, and Immunex Corporation.

      10.2* Collaboration and Global Supply Agreement, dated November 6, 2001, by and between Immunex Corporation and American Home Products Corporation, acting through its Wyeth-Ayerst Pharmaceuticals division.

      99.1  Immunex Press Release Dated November 7, 2001

      * Confidential treatment requested as to certain portions

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMMUNEX CORPORATION


      Dated: November 13, 2001          By /s/ Barry G. Pea
                                        ----------------------------------------
                                        Name: Barry G. Pea
                                        Its: Senior Vice President, General
                                        Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number    Description

         10.1* Purchase Agreement, dated November 6, 2001, by and among American Home Products Corporation, AHP Subsidiary Holding Corporation, and Immunex Corporation.

         10.2* Collaboration and Global Supply Agreement, dated November 6, 2001, by and between Immunex Corporation and American Home Products Corporation, acting through its Wyeth-Ayerst Pharmaceuticals division.

         99.1     Immunex Press Release Dated November 7, 2001

         * Confidential treatment requested as to certain portions